This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Pennsylvania
Tax Free Fund


Semiannual Report
September 30, 1995

o For investors seeking double-tax-free income exempt from both Pennsylvania and regular federal income taxes

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER PENNSYLVANIA TAX FREE FUND

   CONTENTS


   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  15 Financial Statements

  18 Financial Highlights

  19 Notes to Financial Statements

  21 Officers and Trustees

  22 Investment Products
     and Services

  23 How to Contact Scudder

         IN BRIEF

o Long-term interest rates remained on a downward slope throughout the six-month period ended September 30, 1995. Scudder Pennsylvania Tax Free Fund generated a 4.38% total return for the period, based on an $0.18 increase in the Fund's share price to $13.31 on September 30 and reinvested distributions totaling $0.39 per share.

o The Fund's 30-day net annualized SEC yield was 4.84% on September 30, 1995, equivalent to an 8.24% taxable yield for Pennsylvania investors subject to the 41.29% combined federal and state income tax rate.


               BAR CHART: Fund Yield vs. Taxable Equivalent Yield

                                       3/31/95     9/30/95
   The Fund's 30-Day SEC Yield          5.29%       4.84%
   Taxable Equivalent Yield             9.01%       8.24%

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         In our annual report dated March 31, we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, interest rates (long-term and short-term alike) fell markedly lower.

         Throughout 1995, investors have been anticipating an economic slowdown. For now, economic indicators are turning up, corporate profits remain healthy, and consumers have responded to lower short-term rates by borrowing and spending more. We believe consumers will fuel this reacceleration of U.S. economic activity until their increasingly high debt burdens force them to tighten their budgetary belts. The current economic expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

         What does this mean for tax-exempt fund investors? It is possible that the pickup in economic activity could lead to some increases in interest rates over the short term. But the economy is extremely interest-rate sensitive and should respond quickly to any rate changes. When the economy begins to slow down, rates should move back down. Most importantly, the relationship between supply and demand for municipal bonds should work in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on the prices of these bonds.

         As always, your portfolio managers will continue to focus their efforts on fundamental research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative at 1-800-225-2470 if you have questions about your Fund. Page 23 provides more information on how to contact Scudder. Thank you for choosing Scudder Pennsylvania Tax Free Fund to help meet your investment needs.

                               Sincerely,

                               /s/David S. Lee
                               David S. Lee
                               President,
                               Scudder Pennsylvania Tax Free Fund

Scudder Pennsylvania Tax Free Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Pennsylvania Tax Free Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,051    10.51%    10.51%
5 Year    $15,333    53.33%     8.92%
Life of
Fund*     $19,328    93.28%     8.21%

Lehman Brothers Municipal Bond Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,118    11.18%    11.18%
5 Year    $15,289    52.89%     8.86%
Life of
Fund*     $20,124   101.24%     8.75%

*The Fund commenced operations on May 28, 1987.
Index comparisons begin May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Pennsylvania Tax Free Fund
Year            Amount
----------------------
5/31/87        $10,000
87             $ 9,622
88             $11,008
89             $12,058
90             $12,605
91             $14,363
92             $15,864
93             $18,117
94             $17,489
95             $19,328

Index
Year            Amount
----------------------
5/31/87        $10,000
87             $10,038
88             $11,341
89             $12,325
90             $13,163
91             $14,899
92             $16,456
93             $18,553
94             $18,100
95             $20,124

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                       1987*   1988    1989    1990    1991    1992    1993    1994    1995
                     -----------------------------------------------------------------------
Net Asset Value...   $11.30  $12.01  $12.26  $11.98  $12.78  $13.20  $14.06  $12.76  $13.31
Income Dividends..   $  .25  $  .76  $  .84  $  .82  $  .80  $  .75  $  .76  $  .74  $  .72
Capital Gains
Distributions.....   $   --  $  .04  $  .02  $  .01  $  .02  $  .12  $  .18  $  .08  $  .03
Fund Total
Return (%)........    -3.78   14.41    9.54    4.54   13.94   10.45   14.20   -3.47   10.51
Index Total
Return (%)........      .38   12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses, the average annual total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
General Obligation       28%
Hospital/Health          21%
Water/Sewer Revenue      17%
Higher Education          6%              The Fund modestly increased
Electric Utility Revenue  5%              investments in general obligation
Housing Finance                           bonds and remained among a
Authority                 5%              well-researched selection of
Core Cities/Lease         4%              revenue bonds.
State Agency/Lease        4%
Pollution Control
Revenue                   3%
Miscellaneous Municipal   7%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA                     73%
AA                       7%               The portfolio's emphasis on
A                        6%               credit quality remained intact,
BBB                     10%               amidst improving market
Not Rated                4%               conditions.
                       ----
                       100%
                       ====
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year         6%
1 - 5 years             12%               Intermediate-term bonds constituted
5 - 10 years            26%               the bulk of the Fund's portfolio,
10 - 20 years           43%               and contributed solidly to the
Greater than 20 years   13%               Fund's performance.
                       ----
                       100%
                       ====
Weighted average effective maturity: 12 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's Investment Portfolio, see page 10.

SCUDDER PENNSYLVANIA TAX FREE FUND

PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

     Scudder Pennsylvania Tax Free Fund delivered solid results during the six-month period ended September 30, 1995, as interest rates continued to fall. The Fund's six-month total return of 4.38% reflects an increase in share price to $13.31 on September 30 from $13.13 six months ago, and the reinvestment of distributions totaling $0.39 per share -- $0.36 in income distributions and $0.03 in long-term capital gain distributions. By comparison, the Fund's peer group of 61 Pennsylvania tax free funds tracked by Lipper Analytical Services, Inc. returned 4.55% on average.

     The Fund's 30-day net annualized SEC yield stood at 4.84% as of September 30, down from 5.29% at the start of the period, reflecting the declining rate environment. Still, the Fund's yield on a taxable equivalent basis is substantially higher than yields from comparable taxable investments. For Pennsylvania taxpayers in the top combined federal and state tax bracket of 41.29%, a taxable investment had to provide a yield of 8.24% to match your Fund's tax-free yield as of September 30.

     The Fund's modest dip in yield was more than offset by its rising share price. Price appreciation, in fact, has played a prominent role in the Fund's performance throughout this year, as evidenced by its 11.99% return for the first nine months of 1995. Strengthening bond prices were also behind the Fund's June capital gain distribution -- which represented the net profits from the sale of Fund holdings.

                    Favorable Overall Bond Market Conditions
                      Belie Differences in Specific Sectors

     Despite strong performance in 1995, investors remain hesitant about bonds -- municipal, Treasury, and corporate -- as memories linger of 1994's price declines. But those who did re-enter the bond markets generally encountered favorable conditions. Encouraged by reports indicating slowing economic growth and the continued absence of inflationary pressures, investors have pushed up fixed-income prices and driven down yields since long-term interest rates peaked in November 1994.

     Yields did not fall uniformly nor did prices rise in lockstep across different sectors of the bond market, however -- nor along the maturity spectrum. Treasury securities, for instance, outperformed municipal securities during the six-month period largely because Treasuries respond more quickly to changing conditions, as they enjoy a larger, more active market. Moreover, unlike Treasuries, most municipal bonds are callable, meaning they can be retired by their issuers before maturity. Falling interest rates typically raise the incidence of calls as bond issuers refinance their debt at more favorable rates. Compared with taxable investments, specifically Treasuries, long-term municipal bonds displayed the weakest relative performance, while short-term municipal bonds displayed the strongest.

     On a positive note, the supply/demand balance for municipal bonds remains favorable because of the continued dearth of new issues. Today, supply remains below even 1994's levels, when rising interest rates virtually dried up the refinancing activity that had been flooding the market with new issues for some years.

      Strategy Focuses on Intermediate Maturities, Call Protection

         During the period, we took advantage of ample opportunities to make the most of our total-return orientation. Several strategies helped provide investors with an attractive level of tax-free income and increased overall investment value: a focus on noncallable bonds, the addition of more intermediate-term securities, and an overall emphasis on well-researched issues of creditworthy municipal entities.

         The Fund's existing holdings of noncallable bonds contributed to portfolio performance throughout the period. Noncallable bonds tend to perform better than their callable counterparts when interest rates fall, since the value of callable bonds typically diminishes as their call dates approach. Noncallables also help the Fund maintain a stable stream of income. When callable bonds are called, investors are forced to reinvest the proceeds in lower-income-producing securities. Because the vast majority of municipal bonds are callable, portfolios owning a healthy dose of noncallable bonds tend to have an edge in performance.

         We added to bonds with intermediate-term maturities during the period, given their attractive price and yield characteristics. Specifically, we emphasized bonds with maturities between 14 and 18 years. Because we believed that intermediate to longer-intermediate bonds provided reasonable income together with a measure of price stability, more than 85% of the portfolio was invested in bonds with effective maturities under 20 years as of the end of the period.

     In addition to this emphasis on intermediate-term securities, we replaced shorter-term holdings with select longer-term bonds. These bonds afforded high levels of income and strong price appreciation during the period.

     As always, we remained attentive to credit quality -- average weighted portfolio quality at the end of the period was AA. As a further protection during the period, we added to our holdings of insured securities. (The Fund, of course, is not insured.) Diversification, as always, retained a central role. The portfolio was broadly diversified among general obligation bonds, which are supported by state and local taxing authorities; and a variety of revenue bonds, which derive their income from their underlying public projects.

                              Pennsylvania Review

     Pennsylvania's fiscal policies reflect the state's continued efforts to keep debt levels modest and financial operations under control -- so far with good results. Since fiscal year 1991, the Commonwealth has consistently balanced its budget. Further, Pennsylvania's strong cash position has fostered a reduction in short-term borrowing. Meanwhile, fiscal year 1995 is shaping up to be better than anticipated, with tax revenues exceeding forecasts by $459 million. The surplus will likely be channeled to a "rainy day fund" or toward next year's budget.

     Currently, Pennsylvania's economy is expanding, although at a more modest pace than the nation as a whole. Unemployment in Pennsylvania is running slightly above the national average -- 6.4% versus 5.6%. Fortunately, the employment base no longer is dependent on the manufacturing sector, whose decline has been offset by the growth of Pennsylvania's service sector. Today, Pennsylvania's economy is more diverse than ever -- a development that should help cushion the ill effects that future economic swings may place on the Commonwealth's finances. We believe the combination of an increasingly diversified economy and a commitment to borrow less in the municipal market bodes well for Pennsylvania municipal bond investors.

                                     Outlook

     We believe the interest rate environment will remain favorable to bond investors in the months ahead. Moreover, tax-exempt securities with maturities longer than 10 years remain attractively priced compared with their taxable counterparts. On this basis alone, we expect municipal bonds to outperform taxables. In the meantime, we expect investors in the Fund to continue to enjoy solid price appreciation while earning a high level of income free from both federal and Pennsylvania income taxes.

     Thank you for your continued interest in Scudder Pennsylvania Tax Free
Fund.

Sincerely,

Your Portfolio Management Team


/s/Donald C. Carleton               /s/Philip G. Condon
Donald C. Carleton                  Philip G. Condon

SCUDDER PENNSYLVANIA TAX FREE FUND
INVESTMENT PORTFOLIO AS OF SEPTEMBER 30, 1995 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                             Principal      Credit         Market
                                                                             Amount ($)    Rating (b)     Value ($)
-------------------------------------------------------------------------------------------------------------------

4.7%

                              SHORT-TERM MUNICIPAL INVESTMENTS
PENNSYLVANIA        Bucks County, PA, Oxford Falls Plaza, Series 1984,
                     Weekly Demand Note, 4.5%, 10/1/14*. . . . . . . . . .    100,000         MIG1         100,000
                    Delaware County, PA:
                     Airport Facilities Revenue, United Parcel Service,
                      Daily Demand Note, 4.75%, 12/1/15* . . . . . . . . .    400,000          AAA         400,000
                    Industrial Development Authority, British Petroleum
                     Project, Daily Demand Note, 4.75%, 10/1/19* . . . . .    600,000          A1+         600,000
                    Pennsylvania Higher Educational Facilities Authority,
                     Temple University, Series 1984, Daily Demand Note,
                     4.75%, 10/1/09* . . . . . . . . . . . . . . . . . . .  2,400,000         MIG1       2,400,000
                                                                                                       -----------
                    TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                     (Cost $3,500,000) . . . . . . . . . . . . . . . . . .                               3,500,000
                                                                                                       -----------
95.3%

                                 LONG-TERM MUNICIPAL INVESTMENTS

PENNSYLVANIA        Allegheny County, PA:
                     Hospital Development Authority, Hospital Revenue,
                      Magee Women's Hospital, 5.3%, 10/1/07 (c). . . . . .  1,260,000          AAA       1,263,327
                    Sanitary Authority, Sewer Revenues, Series 1986 B,
                     prerefunded, 7.5%, 6/1/99 (c)***. . . . . . . . . . .    500,000          AAA         552,870
                    Armstrong County, PA, Hospital Authority, St. Frances
                     Medical Center, Series A, 6.25%, 6/1/13 (c) . . . . .  1,000,000          AAA       1,024,060
                    Beaver County, PA, Industrial Development Authority,
                     Ohio Edison, Beaver Valley, Pollution Control
                     Revenue, prerefunded, 10.5%, 10/1/95*** . . . . . . .    500,000          BBB         515,170
                    Berks County, PA, Municipal Authority Hospital
                     Revenue, Reading Hospital and Medical
                     Center Project:
                      5.5%, 10/1/08 (c). . . . . . . . . . . . . . . . . .  2,000,000          AAA       2,018,500
                      5.7%, 10/1/14 (c). . . . . . . . . . . . . . . . . .  1,000,000          AAA         986,300
                    Bethlehem, PA:
                     Water Authority, Refunding, 4.875%, 11/15/14 (c). . .  1,000,000          AAA         888,580
                     Water Revenue, Series 1992, prerefunded,
                      6.25%, 11/15/01 (c)*** . . . . . . . . . . . . . . .  1,000,000          AAA       1,089,940
                    Blair County, PA, Hospital Authority,
                     Altoona Hospital Project, 5.5%, 7/1/07 (c). . . . . .  1,000,000          AAA       1,020,740
                    Bristol Township, PA, School District, Series A,
                     5.25%, 2/15/12 (c). . . . . . . . . . . . . . . . . .  1,920,000          AAA       1,832,582
                    Bucks County, PA, Water and Sewer Authority
                     Revenue, ETM, 6.375%, 12/1/08** . . . . . . . . . . .    425,000           NR         441,286

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 10

                                                            INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                             Principal      Credit         Market
                                                                             Amount ($)    Rating (b)     Value ($)
-------------------------------------------------------------------------------------------------------------------
                    Clearfield, PA, Hospital Authority Revenue,
                     Clearfield Hospital, 6.875%, 6/1/16 . . . . . . . . .  1,455,000           NR       1,405,836
                    Commonwealth of Pennsylvania, Certificate of
                     Participation, Lease Revenue, Series A:
                      5.25%, 7/1/10 (c). . . . . . . . . . . . . . . . . .  1,890,000          AAA       1,805,687
                      5%, 7/1/15 (c) . . . . . . . . . . . . . . . . . . .  1,000,000          AAA         898,410
                    Delaware County, PA:
                     Health Facilities Revenue, Mercy Health Corporation
                      of Southeastern Pennsylvania, Series B, 6%,
                      11/15/07 . . . . . . . . . . . . . . . . . . . . . .  1,500,000          BBB       1,494,765
                     Hospital Revenue, Memorial Hospital,
                      5.5%, 8/15/13. . . . . . . . . . . . . . . . . . . .  1,750,000          AAA       1,667,610
                    Delaware County Authority, Commonwealth of
                     Pennsylvania, University Revenue, Villanova
                     University, prerefunded, 7.75%, 8/1/98*** . . . . . .    200,000          AAA         221,782
                    Erie, PA, Higher Education Building Authority, College
                     Revenue, Mercyhurst College Project,
                     5.75%, 3/15/20. . . . . . . . . . . . . . . . . . . .  1,000,000          BBB         872,420
                    Erie County, PA:
                     General Obligation, 5.25%, 9/1/12 (c) . . . . . . . .  1,000,000          AAA         953,580
                     Prison Authority, Commonwealth Lease Revenue,
                      prerefunded, 6.25%, 11/1/01 (c)*** . . . . . . . . .  1,000,000          AAA       1,089,470
                    Harrisburg, PA, Water Authority Revenue,
                     Series 1993 B, Inverse Floater, 7.62%,
                     6/18/15 (c)**** . . . . . . . . . . . . . . . . . . .  1,000,000          AAA         946,250
                    Lebanon County, PA, Good Samaritan Hospital
                     Authority Revenue, Series 1989 B, prerefunded,
                     8.25%, 11/1/99*** . . . . . . . . . . . . . . . . . .    600,000          AAA         692,652
                    Lehigh County, PA, Hospital Revenue, Healtheast,
                     Series B, prerefunded, 9%, 7/1/97***. . . . . . . . .    200,000          AAA         219,884
                    Montgomery County, PA:
                     Holy Redeemer Hospital, 6.75%, 2/1/09 (c) . . . . . .    500,000          AAA         533,355
                     Redevelopment Authority Multi-Family Housing
                      Revenue Refunding, KBF Associates,
                      6.375%, 7/1/12 . . . . . . . . . . . . . . . . . . .  1,500,000          BBB       1,491,405
                    Pennsylvania Convention Center Authority,
                     Funding Revenue, 6%, 9/1/19 (c) . . . . . . . . . . .  2,200,000          AAA       2,253,504
                    Pennsylvania General Obligation:
                     10%, 4/15/02 (c). . . . . . . . . . . . . . . . . . .  2,500,000          AAA       3,224,250
                     6.25%, 7/1/10 . . . . . . . . . . . . . . . . . . . .  1,000,000           AA       1,064,570
                     5.375%, 5/1/13. . . . . . . . . . . . . . . . . . . .  1,500,000           AA       1,423,845
                     Prerefunded, Zero Coupon, 12/15/98*** . . . . . . . .  2,040,000          AAA       1,302,050
                    Pennsylvania Higher Educational Facilities Authority,
                     Colleges and University Revenue, Carnegie-
                     Mellon University, 9%, 11/1/09. . . . . . . . . . . .     50,000           AA          51,324

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----

SCUDDER PENNSYLVANIA TAX FREE FUND

--------------------------------------------------------------------------------

                                                                             Principal      Credit         Market
                                                                             Amount ($)    Rating (b)     Value ($)
-------------------------------------------------------------------------------------------------------------------
                    Pennsylvania Housing Finance Agency,
                     Single Family Mortgage Revenue:
                      Series 1992-33, 6.85%, 10/1/09 . . . . . . . . . . .    840,000           AA         899,128
                      Series 1991-32, 7.15%, 4/1/15. . . . . . . . . . . .  1,000,000           AA       1,070,760
                    Pennsylvania Industrial Development Authority,
                     Economic Development Revenue, 5.8%, 1/1/08 (c). . . .  1,000,000          AAA       1,042,720
                    Pennsylvania Intergovernmental Cooperation
                     Authority, Special Tax Revenue, City of
                     Philadelphia, prerefunded, 6.8%, 6/15/02*** . . . . .  1,000,000          AAA       1,123,240
                    Philadelphia, PA, Airport Revenue, Philadelphia
                     Airport System, 9%, 6/15/15 . . . . . . . . . . . . .    100,000          BBB         103,458
                    Philadelphia, PA, Gas Works Revenue,
                     Series A, prerefunded, 7.3%, 7/1/97***. . . . . . . .  1,000,000          AAA       1,070,950
                    Philadelphia, PA, General Obligation:
                     11.5%, 8/1/98 (c) . . . . . . . . . . . . . . . . . .    500,000          AAA         592,235
                     Refunding Revenue, Series A, 11.5%, 8/1/99 (c). . . .    710,000          AAA         879,789
                    Philadelphia, PA, Hospital and Higher Education
                     Facilities Authority, Hospital Revenue:
                      Albert Einstein Medical Center, 7.5%, 4/1/99 . . . .  1,000,000            A       1,075,140
                      Children's Seashore House, Series A,
                       7%, 8/15/12 (c) . . . . . . . . . . . . . . . . . .  1,000,000            A       1,054,580
                      Graduate Health System Obligation Group,
                       6.625%, 7/1/21. . . . . . . . . . . . . . . . . . .  1,000,000          BBB         957,680
                      Temple University Hospital, Series 1993 A,
                       6.625%, 11/15/23. . . . . . . . . . . . . . . . . .  1,100,000          BBB       1,099,868
                    Philadelphia, PA, Municipal Authority, Lease
                     Revenue Refunding:
                      Series C, 5%, 4/1/07 (c) . . . . . . . . . . . . . .  2,000,000          AAA       1,970,780
                      Series A, 5.625%, 11/15/14 (c) . . . . . . . . . . .  1,000,000          AAA         971,410
                    Philadelphia, PA, Port Authority Lease Revenue,
                     6.2%, 9/1/13 (c). . . . . . . . . . . . . . . . . . .  2,000,000          AAA       2,020,840
                    Philadelphia, PA, Water and Wastewater Refunding
                     Revenue, 5.625%, 6/15/09 (c). . . . . . . . . . . . .  2,000,000          AAA       2,021,740
                    Philadelphia, PA, Water Revenue, 6.25%, 8/1/10 (c) . .  1,000,000          AAA       1,072,140
                    Pittsburgh, PA, General Obligation, Series 1993 A,
                     5.5%, 9/1/14 (c). . . . . . . . . . . . . . . . . . .  1,500,000          AAA       1,453,650
                    Pittsburgh, PA, Water and Sewer System Revenue:
                     Series A, prerefunded, 6.5%, 9/1/01 (c)***. . . . . .  1,250,000          AAA       1,394,375
                     ETM, 7.25%, 9/1/14 (c)**. . . . . . . . . . . . . . .    150,000          AAA         174,396
                     Series A, 4.75%, 9/1/16 (c) . . . . . . . . . . . . .  2,000,000          AAA       1,719,100
                    Pottsville, PA, Hospital Authority, Warne Clinic,
                     7.25%, 7/1/24 . . . . . . . . . . . . . . . . . . . .  1,000,000          BBB       1,020,780


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 12

                                                            INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                             Principal      Credit         Market
                                                                             Amount ($)    Rating (b)     Value ($)
-------------------------------------------------------------------------------------------------------------------
                    Somerset County, PA, General Authority,
                     Commonwealth Lease Revenue, prerefunded,
                     6.25%, 10/15/01 (c)***. . . . . . . . . . . . . . . .  1,000,000          AAA       1,088,930
                    Union County, PA, Higher Education Facilities
                     Authority, University Revenue, Bucknell University,
                     6.2%, 4/1/07 (c). . . . . . . . . . . . . . . . . . .  1,000,000          AAA       1,059,470
                    University Area, PA, Sewer Revenue, 5.25%,
                     11/1/14 (c) . . . . . . . . . . . . . . . . . . . . .  1,750,000          AAA       1,645,420
                    Upper Merion County, PA:
                     General Authority, Lease Revenue, crossover
                      refunded, 7.2%, 8/15/96***** . . . . . . . . . . . .    350,000           AA         366,114
                     Municipal Utility Authority, Sewer Revenue,
                      crossover refunded, 7.2%, 8/15/96***** . . . . . . .    150,000           AA         156,906
                    Washington County, PA, Lease Revenue, Shadyside
                     Hospital Project, prerefunded, 7.375%,
                     6/15/00 (c)***. . . . . . . . . . . . . . . . . . . .  1,000,000          AAA       1,145,980
                    York County, PA, Resource Recovery Solid Waste
                     Authority, General Obligation, Series C,
                     8.2%, 12/1/14 . . . . . . . . . . . . . . . . . . . .    315,000            A         344,575
PUERTO RICO         Puerto Rico Electric Power Authority, Power Revenue
                     Refunding, Series N, Zero Coupon, 7/1/03 (c). . . . .  1,500,000          AAA       1,033,590
                    Puerto Rico, General Obligation, Public Improvement
                     Refunding, 5.4%, 7/1/07 . . . . . . . . . . . . . . .  1,500,000            A       1,490,835
                    Puerto Rico Public Building Authority, Government
                     Facilities Revenue, 6.25%, 7/1/13 (c) . . . . . . . .  1,000,000          AAA       1,074,770
VIRGIN ISLANDS      Virgin Islands Public Finance Authority,
                     General Obligation, Matching Fund Loan Notes,
                     Series A, 7.25%, 10/1/18. . . . . . . . . . . . . . .  1,000,000           NR       1,058,890
                                                                                                       -----------
                    Total Long-term Municipal Investments
                     (Cost $68,002,273). . . . . . . . . . . . . . . . . .                              70,500,243
                                                                                                       -----------
-----------------------------------------------------------------------------------------------------------------------
                    Total Investment Portfolio - 100.0%
                     (Cost $71,502,273) (a). . . . . . . . . . . . . . . .                              74,000,243
                                                                                                       -----------
                                                                                                       -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----

SCUDDER PENNSYLVANIA TAX FREE FUND

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(a)  The cost for federal income tax purposes was $71,502,273. At September
     30, 1995, net unrealized appreciation for all securities based on tax cost was $2,497,970. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,018,995 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $521,025.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FGIC or MBIA.

 * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

**** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1995.

***** Bonds which are crossover refunded are secured by an escrow of securities which is used to pay principal on the tax exempt issue and retire the bonds in full at the earliest refunding date, except in the case of default by the issuer or inadequacy in the escrow account.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 14

                                                            FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

        STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1995 (UNAUDITED)
-----------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $71,502,273)
   (Note A). . . . . . . . . . . . . . . . . . . . . . . . . . .                   $ 74,000,243
Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         70,121
Receivables:
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,321,491
   Fund shares sold. . . . . . . . . . . . . . . . . . . . . . .                          3,480
                                                                                   ------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . .                     75,395,335

LIABILITIES
Payables:
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .      $  119,272
   Fund shares redeemed. . . . . . . . . . . . . . . . . . . . .          38,856
   Accrued management fee (Note C) . . . . . . . . . . . . . . .          16,012
   Other accrued expenses (Note C) . . . . . . . . . . . . . . .          40,563
                                                                      ----------
      Total liabilities. . . . . . . . . . . . . . . . . . . . .                        214,703
                                                                                   ------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                   $ 75,180,632
                                                                                   ------------
                                                                                   ------------
NET ASSETS
Net assets consist of:
   Unrealized appreciation on investments. . . . . . . . . . . .                    $ 2,497,970
   Accumulated net realized gain . . . . . . . . . . . . . . . .                        217,733
   Shares of beneficial interest . . . . . . . . . . . . . . . .                         56,474
   Additional paid-in capital. . . . . . . . . . . . . . . . . .                     72,408,455
                                                                                   ------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                   $ 75,180,632
                                                                                   ------------
                                                                                   ------------
NET ASSET VALUE, offering and redemption price per share
   ($75,180,632 + 5,647,426 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized) . . . . . . . . . . . . . . . . . . . .                         $13.31
                                                                                   ------------
                                                                                   ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----

SCUDDER PENNSYLVANIA TAX FREE FUND

--------------------------------------------------------------------------------

                STATEMENT OF OPERATIONS


SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . .               $ 2,190,788

Expenses:
Management fee (Note C). . . . . . . . . . . . . . . .   $ 66,454
Services to shareholders (Note C). . . . . . . . . . .     41,112
Custodian and accounting fees (Note C) . . . . . . . .     35,750
Trustees' fees (Note C). . . . . . . . . . . . . . . .      7,619
Auditing . . . . . . . . . . . . . . . . . . . . . . .     16,462
Reports to shareholders. . . . . . . . . . . . . . . .      9,435
State registration . . . . . . . . . . . . . . . . . .      3,531
Legal. . . . . . . . . . . . . . . . . . . . . . . . .      1,329
Other. . . . . . . . . . . . . . . . . . . . . . . . .      4,961        186,653
                                                         -----------------------
Net investment income. . . . . . . . . . . . . . . . .                 2,004,135
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENT TRANSACTIONS
Net realized gain from investment transactions . . . .                   229,804
Net unrealized appreciation on investments
  during the period. . . . . . . . . . . . . . . . . .                   980,936
                                                                     -----------
Net gain on investments. . . . . . . . . . . . . . . .                 1,210,740
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .               $ 3,214,875
                                                                     -----------
                                                                     -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 16

                                                            FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

        STATEMENTS OF CHANGES IN NET ASSETS

                                                   SIX MONTHS
                                                     ENDED
                                                  SEPTEMBER 30,      YEAR ENDED
                                                      1995            MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                  (UNAUDITED)          1995
--------------------------------------------------------------------------------
Operations:
Net investment income. . . . . . . . . . . . . .  $  2,004,135     $  4,086,809
Net realized gain from investment
  transactions . . . . . . . . . . . . . . . . .       229,804          181,781
Net unrealized appreciation on
  investments during the period. . . . . . . . .       980,936          452,741
                                                   -----------      -----------
Net increase in net assets resulting from
  operations . . . . . . . . . . . . . . . . . .     3,214,875        4,721,331
                                                   -----------      -----------
Distributions to shareholders:
From net investment income ($.36 and $.73 per
  share, respectively) . . . . . . . . . . . . .    (2,004,135)      (4,086,809)
                                                   -----------      -----------
From net realized gains from investment
  transactions ($.03 and $.03 per share,
  respectively). . . . . . . . . . . . . . . . .      (180,267)        (157,473)
                                                   -----------      -----------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . .     6,305,141       15,679,635
Net asset value of shares issued to
  shareholders in reinvestment
  of distributions . . . . . . . . . . . . . . .     1,408,461        2,980,880
Cost of shares redeemed. . . . . . . . . . . . .    (5,855,560)     (20,409,846)
                                                   -----------      -----------
Net increase (decrease) in net assets from
  Fund share transactions. . . . . . . . . . . .     1,858,042       (1,749,331)
                                                   -----------      -----------
INCREASE (DECREASE) IN NET ASSETS. . . . . . . .     2,888,515       (1,272,282)
Net assets at beginning of period. . . . . . . .    72,292,117       73,564,399
                                                   -----------      -----------
NET ASSETS AT END OF PERIOD. . . . . . . . . . .  $ 75,180,632     $ 72,292,117
                                                   -----------      -----------
                                                   -----------      -----------
OTHER INFORMATION
Increase (decrease) in Fund shares
Shares outstanding at beginning of period. . . .     5,507,084        5,653,359
                                                   -----------      -----------
Shares sold. . . . . . . . . . . . . . . . . . .       474,887        1,242,877
Shares issued to shareholders in
  reinvestment of distributions. . . . . . . . .       106,259          232,520
Shares redeemed. . . . . . . . . . . . . . . . .      (440,804)      (1,621,672)
                                                   -----------      -----------
Net increase (decrease) in Fund shares . . . . .       140,342         (146,275)
                                                   -----------      -----------
Shares outstanding at end of period. . . . . . .     5,647,426        5,507,084
                                                   -----------      -----------
                                                   -----------      -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----

SCUDDER PENNSYLVANIA TAX FREE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                                                      FOR THE PERIOD
                                        SIX MONTHS                                                                     MAY 28, 1987
                                          ENDED                                                                       (COMMENCEMENT
                                       SEPTEMBER 30,                        YEARS ENDED MARCH 31,                     OF OPERATIONS)
                                           1995      -----------------------------------------------------------------  TO MARCH 31,
                                        (UNAUDITED)   1995      1994      1993      1992      1991      1990      1989     1988
                                        -----------  ----------------------------------------------------------------------------
Net asset value,
  beginning of period. . . . . . . . .     $13.13    $13.01    $13.46    $12.80    $12.35    $12.27    $12.08    $11.80    $12.00
Income from investment operations:
  Net investment income (a). . . . . .        .36       .73       .75       .76       .77       .82       .84       .79       .65
Net realized and unrealized gain
  (loss) on investment
  transactions . . . . . . . . . . . .        .21       .15      (.36)      .87       .52       .08       .20       .40      (.26)
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment operations . . .        .57       .88       .39      1.63      1.29       .90      1.04      1.19       .39
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions:
  From net investment income . . . . .       (.36)     (.73)     (.75)     (.76)     (.77)     (.82)     (.84)     (.85)     (.59)
  From net realized gains on
    investment transactions. . . . . .       (.03)     (.03)     (.09)     (.21)     (.07)        -      (.01)     (.06)        -
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions. . . . . . . . . .       (.39)     (.76)     (.84)     (.97)     (.84)     (.82)     (.85)     (.91)     (.59)
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of period . . . .     $13.31    $13.13    $13.01    $13.46    $12.80    $12.35    $12.27    $12.08    $11.80
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN (%)(b). . . . . . . . . .       4.38**    7.09      2.70     13.19     10.70      7.58      8.75     11.00      3.39**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) . . . . . . . . . . . .         75        72        74        61        39        26        18        11         5
Ratio of operating expenses, net to
  average daily net assets (%)(a). . .        .50*      .50       .50       .50       .50       .50       .50       .50       .50*
Ratio of net investment income to
  average daily net assets (%) . . . .       5.37*     5.74      5.42      5.79      6.05      6.67      6.78      7.09      7.16*
Portfolio turnover rate (%). . . . . .       19.3*     26.2      17.4      29.2      11.2       7.8       2.0      13.5      97.6*
(a) Reflects a per share amount of
      expenses, exclusive of
      management fees, reimbursed
      by the Adviser of. . . . . . . .     $    -    $    -    $    -    $    -    $    -    $  .02    $  .06    $  .15    $  .43
    Reflects a per share amount of
      management fees and other
      fees not imposed of. . . . . . .     $  .03    $  .06    $  .06    $  .07    $  .08    $  .07    $  .07    $  .07    $  .05

    Operating expense ratio
      including expenses reimbursed,
      management fee and other
      expenses not imposed (%) . . . .        .92*      .94       .95      1.02      1.13      1.43      1.84      2.43      5.75*

(b) Total returns are higher due to maintenance of the Fund's expenses.

  * Annualized

 ** Not annualized



----
 18

                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Pennsylvania Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company
Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a


                                                                            ----

SCUDDER PENNSYLVANIA TAX FREE FUND

--------------------------------------------------------------------------------

result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended September 30, 1995, purchases and sales of municipal securities (excluding short-term investments) aggregated $7,945,979 and $6,575,615, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until July 31, 1996, and during such period to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. For the six months ended September 30, 1995, the Adviser did not impose a portion of its management fee amounting to $156,926 and the portion imposed amounted to $66,454, of which $16,012 was unpaid at September 30, 1995.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $31,557 charged to the Fund by SSC for the six months ended September 30, 1995, of which $5,257 is unpaid at September 30, 1995.


----
 20

                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

For the six months ended September 30, 1995, the amount charged to the Fund by SFAC aggregated $18,000, of which $6,000 is unpaid at September 30, 1995.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1995, Trustees' fees charged to the Fund aggregated $7,619.


OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee

Henry P. Becton, Jr.
    Trustee; President and
    General Manager, WGBH
    Educational Foundation

Dawn-Marie Driscoll
    Trustee; Attorney and
    Corporate Director

Peter B. Freeman
    Trustee; Corporate Director
    and Trustee

Dudley H. Ladd*
    Trustee

Wesley W. Marple, Jr.
    Trustee; Professor of Business
    Administration, Northeastern
    University

Juris Padegs*
    Trustee

Daniel Pierce*
    Trustee

Jean C. Tempel
    Trustee; General Partner,
    TL Ventures

Donald C. Carleton*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.


INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                  Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                   Tax Free Money Market+                              Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                  Tax Free+                                            Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                  Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                  Growth and Income                                    Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)      Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.

+++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder    accounts;    exchanges   and
                                         redemptions;   or  information  on  any
                                         Scudder    fund    SCUDDER    AUTOMATED
                                         INFORMATION LINE (SAIL) 1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         To   receive   information   about  the
                                         Scudder    funds,     for    additional
                                         applications and  prospectuses,  or for
                                         investment  questions  SCUDDER INVESTOR
                                         RELATIONS 1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For  information   on   Scudder            For information   on   Scudder
                                         Treasurers Trust,(TM) an institutional     Institutional    Funds,*   funds
                                         cash management service for                designed to meet the  broad
                                         corporations,   non-profit                 investment management and
                                         organizations and trusts that uses         service  needs of banks and
                                         certain portfolios of Scudder Fund,        other  institutions,  call
                                         Inc.* ($100,000 minimum), call             1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 *  Contact  Scudder  Investor  Services,   Inc.,  Distributor,   to  receive  a
    prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

                      Established in 1919 by Theodore  Scudder,  Sidney Stevens,
                  and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


                      Over the years,  Scudder's global  investment  perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.